                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 13, 2003
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Michigan
                                    --------
                 (State or other jurisdiction of incorporation)



         1-1511                                          38-0533580
         ---------                                       ----------
(Commission File Number)                    (IRS Employer Identification Number)



26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

On February 13, 2003, Federal-Mogul Corporation issued a press release announcing its financial results for the fourth quarter and the full year ended December 31, 2002. A copy of the press release is attached as Exhibit 99 to this report.

                                  EXHIBIT INDEX
                                -----------------

99.      Press release dated February 13, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 14, 2003




                                                     FEDERAL-MOGUL CORPORATION



                                                By:    /s/ David M. Sherbin
                                                       ------------------------
                                                Name:  David M. Sherbin
                                                Title: Vice President, Deputy
                                                       General Counsel and
                                                       Secretary

                                        2